Exhibit 10-1

AGREEMENT BETWEEN NEW YORK

INDEPENDENT SYSTEM OPERATOR AND

TRANSMISSION OWNERS

AGREEMENT BETWEEN
NEW YORK INDEPENDENT SYSTEM OPERATOR
AND
TRANSMISSION OWNERS

     This Agreement is made as of the ____ day of __________, 1999, by and among Central Hudson Gas & Electric Corporation, Consolidated Edison Company of New York, Inc., New York State Electric & Gas Corporation, Niagara Mohawk Power Corporation, Orange and Rockland Utilities, Inc., Rochester Gas and Electric Corporation (referred to collectively as the "Investor-Owned Transmission Owners"), the Power Authority of the State of New York ("NYPA"), a corporate municipal instrumentality of the State of New York, and LIPA (a subsidiary of the Long Island Power Authority, a corporate municipal instrumentality of the State of New York)(herein referred to collectively as the "Transmission Owners") and the New York Independent System Operator ("ISO"), a not-for-profit corporation. The Transmission Owners and the ISO are herein referred to collectively as the Parties.

WITNESSETH:

     WHEREAS, the Investor-Owned Transmission Owners established the New York Power Pool ("NYPP") by agreement made as of the 21st day of July, 1966, and NYPA subsequently joined NYPP on October 11, 1967, and LIPA joined the NYPP on May 28, 1998; and
     WHEREAS, the Transmission Owners have created, invested in and operated the interconnected transmission facilities in New York State and each Investor-Owned Transmission Owner has fiduciary responsibilities to assure, among other things, the receipt of adequate revenues to maintain the facilities, a reasonable rate of return on its transmission facilities, and to provide for recovery of the capital invested in its transmission facilities; and
     WHEREAS, the ISO's principal mission is to maintain the integrity and reliability of the interconnected transmission facilities of the Transmission Owners, which will require the ISO to exercise Operational Control of the transmission facilities of the Transmission Owners, referred to as "Transmission Facilities Under ISO Control," and will further require the ISO, among other things, to function as the successor to NYPP with respect to certain NYS Power System operational activities heretofore conducted by NYPP; and
     WHEREAS, the Investor-Owned Transmission Owners have legal obligations to provide safe and reliable service to the public, including assuring suitable use of their individual transmission facilities to attain and maintain compliance with this obligation; and
     WHEREAS, the Transmission Owners will continue to own, physically operate, modify, and maintain the Transmission Facilities Under ISO Operational Control, and the Investor-Owned Transmission Owners will continue to have fiduciary obligations to their investors to protect their transmission facilities and to protect their investors from liability that may result from the operation of those facilities;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Parties do hereby agree with each other, for themselves and their successors and assigns, as follows:

ARTICLE 1.0:  DEFINITIONS

      1.01    The definitions contained in Article 1 of the Independent System Operator Agreement ("ISO Agreement") as it existed on the date this Agreement is signed by the Parties are hereby incorporated by reference in their entirety into this Agreement. Modifications to such definitions under the ISO Agreement shall apply to this Agreement, only if the Parties to this Agreement agree in writing pursuant to Section 6.14 below.

ARTICLE 2.0:  RESPONSIBILITIES OF THE TRANSMISSION OWNERS

2.01    Transmission Facilities.  The Transmission Owners have specified transmission facilities over which the ISO will have day-to-day Operational Control. These facilities shall be collectively known as the "Transmission Facilities Under ISO Operational Control," and are listed in Appendix A-1. The Transmission Owners also will be responsible for providing notification to the ISO with respect to actions related to other specified transmission facilities. These facilities shall be collectively known as "Transmission Facilities Requiring ISO Notification," and are listed in Appendix A-2. Transmission facilities may be added to, or deleted from, the lists of facilities provided in Appendices A-1 and A-2 by mutual written agreement of the ISO and the Transmission Owner owning and controlling such facilities. A current version of such list will be posted on the ISO's OASIS.

2.02    Transmission System Operation.  Each Transmission Owner shall operate and maintain its facilities that are designated as Transmission Facilities Under ISO Operational Control and Transmission Facilities Requiring ISO Notification in accordance with the terms of this Agreement and in accordance with all Reliability Rules and all other applicable operating instructions, and ISO Procedures. The Operating Committee of the ISO will promulgate procedures to provide for the assumption of authority by the Transmission Owners' control centers to respond to an Emergency. These procedures shall provide for the coordination of such response with the ISO. The procedures will provide that, in situations where immediate action is required, the Transmission Owners' control centers will have the authority to take actions, including without limitation, the following:

1.      exercising control over facilities listed in Appendix A-1 of this Agreement and generating units;

2.     starting quick start generation and the adjustment of generation;

3.     re-energizing transmission facilities following breaker trips;

4.     implementing emergency Load Shedding and voltage reduction measures and subsequent restoration;

5.     voltage/VAR control during an Emergency;

6.     changing ratings of transmission facilities; and

7.     taking other measures consistent with Good Utility Practice that are required to respond to the Emergency.

     Until the Operating Committee promulgates such procedures, the Transmission Owners will exercise the above responsibilities during an Emergency.

2.03    Local Area Transmission System Facilities.  Transmission system facilities not designated as Transmission Facilities Under ISO Operational Control or as Transmission Facilities Requiring ISO Notification shall be collectively known as "Local Area Transmission System Facilities." Each Transmission Owner shall have sole responsibility for the operation of its Local Area Transmission System Facilities, provided, however, that such operation by each Transmission Owner shall not compromise the reliable and secure operation of the NYS Transmission System. Each Transmission Owner shall promptly comply to the extent practicable with a request from the ISO to take action with respect to coordination of the operation of its Local Area Transmission System Facilities.

2.04    Safe Operations.  Notwithstanding any other provision of this Agreement, a Transmission Owner may take such action with respect to the operation of its facilities as it deems necessary to maintain Safe Operations. To ensure Safe Operations, all Transmission Owner local operating rules shall govern the connection and disconnection of generation with transmission facilities. Safe Operations include the application and enforcement of rules, procedures and protocols that are intended to ensure the safety of personnel operating or performing work or tests on transmission facilities.

2.05    Local Control Center, Metering and Telemetry.  Each Transmission Owner shall operate, or arrange for a suitable third party to operate, on a twenty-four (24) hour basis, a suitable control center, and shall install and maintain all other equipment and facilities reasonably required for the ISO to exercise Operational Control over Transmission Facilities Under ISO Operational Control. Operation of the NYS Power System will be a cooperative effort coordinated by the ISO control center in conjunction with each Transmission Owner's control center and will require the exchange of all reasonably necessary information. The Transmissions Owners' control centers must provide the ISO with Supervisory Control and Data Acquisition ("SCADA") information on facilities listed in Appendices A-1 and A-2 as well as on certain generation resources in their Transmission Districts.

     Each Transmission Owner shall have the responsibility for providing metering data in its Transmission District to the ISO, unless other parties are authorized by the appropriate regulatory authority to provide metering data. Each Transmission Owner shall be responsible for collecting and making available to the ISO billing quality metering data and any other information for the Transmission District required by the ISO for billing purposes. The Parties agree that the metering and data acquisition systems currently in place will be acceptable for initial ISO operation. The Transmission Owner shall cooperate with the ISO in implementing reasonable metering enhancements and new metering installations that the ISO may deem necessary, provided that mechanisms satisfactory to each Transmission Owner are in place for their recovery of all associated costs. Each Transmission Owner shall continue to receive telemetry from existing Generators in its Transmission District and provide for the receipt of such information from new Generators. Automatic Generation Control ("AGC") will be implemented via each Transmission Owner's control center. Each Transmission Owner shall operate its control center to comply with current AGC procedures, as well as any revised or new AGC procedures reasonably adopted by the ISO. In addition, each Transmission Owner shall provide backup control services to the ISO in the event the ISO's computer systems malfunction. In such situations, Bid curves will be made available to the Transmission Owners' control centers to facilitate the continued economic operation of the system. Each Transmission Owner will maintain a strict Code of Conduct to prevent such information from reaching any unauthorized person or entity.

2.06    Security Constrained Unit Commitment Adjustments.  A Transmission Owner may request commitment of additional Generators (including specific output level(s)) if it determines that an additional Generator is needed to ensure local area reliability. The ISO will use Supplemental Resource Evaluation ("SRE") to fulfill a Transmission Owner's request for additional units.

2.07    Design, Maintenance and Rating Capabilities.  Each Transmission Owner shall comply with the provisions of this Agreement and all Reliability Rules, ISO Procedures, and Good Utility Practice with respect to the design, maintenance and rating the capabilities of NYS Transmission System facilities.

2.08    Maintenance Scheduling.  The Transmission Owners shall schedule maintenance of their facilities designated as Transmission Facilities Under ISO Operational Control and schedule any outages (other than forced transmission outages) of said transmission system facilities in accordance with outage schedules approved by the ISO. The Transmission Owners shall comply with maintenance schedules coordinated by the ISO, pursuant to this Agreement, for Transmission Facilities Under ISO Operational Control. Each Transmission Owner shall be responsible for providing notification of maintenance schedules to the ISO for Facilities Requiring ISO Notification.

2.09    Investigations and Restoration.  Each Transmission Owner shall promptly conduct investigations of equipment malfunctions and failures and forced transmission outages in a manner consistent with applicable FERC, PSC, NRC, NERC, NPCC and NYSRC rules, principles, guidelines, standards and requirements, ISO Procedures and Good Utility Practice. Each Transmission Owner shall supply the results of such investigations to the NYSRC, the ISO and the other Transmission Owners. Each Transmission Owner shall determine the level of resources to be applied to restore facilities to service following a failure, malfunction, or forced transmission outage. Following a total or partial system interruption, restoration shall be coordinated between the ISO and the Transmission Owners' control centers. The Transmission Owners' control centers shall have the authority, in coordination with the ISO, to restore the system and to re-establish service if doing so would minimize the period of service interruption.

2.10    Information and Support.  The Transmission Owners shall obtain from the ISO and the ISO shall provide to the Transmission Owners the necessary information and support services to comply with their obligations under this Article.

ARTICLE 3.0:  RESPONSIBILITIES OF THE ISO

3.01    Operation and Coordination.  The ISO shall direct the operation of, and coordinate the maintenance scheduling of, certain facilities of the NYS Power System, including coordination with control centers maintained by the Transmission Owners in accordance with the Reliability Rules, as follows:

a.      Assuming responsibility for Control Area operations of the NYS Power System previously performed by NYPP;

b.      Performing balancing of Generation and Load while ensuring the safe, reliable and efficient operation of the NYS Power System;

c.      Exercising Operational Control over certain facilities of the NYS Power System under normal operating conditions and system Emergencies to maintain system reliability; and

d.      Coordinating the NYS Power System equipment outages and maintenance and maintaining the safety and short term reliability of the NYS Power System.

3.02    Tariff Administration and Performance of Responsibilities Under ISO Related Agreements .  Subject to the provisions of Section 6.09, the ISO shall (a) administer the ISO OATT, the ISO Services Tariff and the ISO Agreement in accordance with their provisions as they may be amended from time to time, and (b) shall comply with the provisions of this Agreement, the NYSRC Agreement and the ISO/NYSRC Agreement.

3.03    Amendment of ISO Agreement and ISO Tariffs.  Notwithstanding any other provision in this Agreement except for the provisions of Section 3.10, the ISO OATT, the ISO Services Tariff and the ISO Agreement may be modified only as follows: any proposed amendment to the ISO OATT, the ISO Services Tariff or the ISO Agreement must be submitted to both the ISO Management Committee and the ISO Board; if both the ISO Board and the ISO Management Committee agree to the proposed amendment, the ISO shall file the proposed amendment with the Commission pursuant to Section 205 of the FPA; if the ISO Board and the ISO Management Committee do not agree on the proposed amendment, the proposed amendment may not be filed with the Commission pursuant to Section 205 of the FPA. Notwithstanding the foregoing, the ISO Board may submit to the Commission a proposed amendment to the ISO OATT, the ISO Services Tariff or the ISO Agreement under Section 205 of the FPA, without the concurrence of the Management Committee, under the following circumstances: the ISO Board certifies that (1) the proposed amendment is necessary to address exigent circumstances related to the reliability of the NYS Power System or to address exigent circumstances related to an ISO Administered Market; and (2) the urgency of the situation justifies a deviation from the normal ISO governance procedures. Any proposed amendment submitted unilaterally by the ISO shall contain an expiration date of no later than one hundred and twenty (120) days after it is filed with FERC and shall expire no later than one hundred twenty (120) days after it was filed with FERC, unless the Management Committee files with FERC a written concurrence with the proposed amendment within the one hundred and twenty (120) day period or FERC approves the proposed amendment under the just and reasonable standard under Section 206 of the Federal Power Act. The ISO Board shall have the authority to call a special meeting of the Management Committee to request its concurrence in a proposed amendment.

     Nothing in this Section 3.03 shall be construed in any way as affecting the right of the ISO or any person to make a filing with the Commission pursuant to Section 206 of the Federal Power Act.

3.04    Granting of Authority.  The ISO responsibilities set forth in Article 3 of this Agreement, are granted by each Transmission Owner to the ISO only so long as each of the conditions set forth below is met and continues to be met throughout the term of this Agreement:

a.      The ISO fully implements all Reliability Rules including, without limitation, using all reasonable efforts to require all Market Participants to maintain applicable levels of Installed Capacity and Operating Capacity, consistent with the ISO OATT, the ISO Services Tariff and all Reliability Rules;

b.      The ISO has a FERC-accepted transmission tariff(s) which provide(s) for full recovery of the following, to the extent allowed, accepted or approved by FERC: the Annual Transmission Revenue Requirement of each of the Investor Owned Transmission Owners, NTAC, the annual transmission revenue requirement of LIPA, and any Stranded Investment Recovery Charge;

c.      The ISO does not materially and adversely affect the right of any Transmission Owner concerning transitional arrangements set forth in the ISO Tariffs, pertaining or relating to Existing Transmission Agreements which are in effect at the commencement of ISO operations;

d.      Con Edison, LIPA and NYPA have adequate assurance in the opinion of each such entity, that participation in the ISO will not jeopardize the tax-exempt status of their respective tax-exempt bonds, the ability of such Investor-Owned Transmission Owner to deduct interest payments, or the ability of the Transmission Owners to secure future tax-exempt financing;

e.      The ISO does not act in violation of lawful PSC or FERC Orders;

f.      The ISO does not file a request under Section 205 of FPA to revise the provisions in the ISO Services Tariff related to indemnification and limitation of liability;

g.      The ISO does not have a financial interest in any commercial transaction involving the use of the NYS Power System or any other electrical system;

h.      The ISO does not seek modification of any provision of the ISO OATT or the ISO Services Tariff so as to require, directly or indirectly, wheeling to end users except as authorized by the PSC or a retail access tariff approved by the Long Island Power Authority's Board of Trustees, or a sham wholesale transaction (as defined in FPA Section 212(h));

i.      The ISO distributes revenues from the collection of transmission charges to the Transmission Owner in a timely manner; and

j.      The ISO enforces and complies with the creditworthiness and collection standards of the ISO Procedures, the ISO OATT and the ISO Services Tariff.

3.05    Collection and Billing.  The ISO shall facilitate and/or perform the billing and collection of revenues related to services provided by the ISO pursuant to the terms of the ISO OATT and the ISO Services Tariff.

3.06    NYPA Annual Transmission Revenue Requirement.  This Agreement is premised on NYPA recovering its full annual transmission revenue requirement. This is to be achieved through a mechanism known as the NTAC. NYPA will submit its annual revenue requirement for FERC approval. NYPA will be entitled to receive from the ISO the difference between its FERC-approved revenue requirement and the sum of revenues it collects from contracts and from TSCs associated with its current transmission system. The ISO will credit any TCC revenues associated with NYPA's facilities and allocate the remainder on a kWh basis to all transmission Load the ISO serves. NYPA's recovery pursuant to NTAC is limited as described in Attachment H to the ISO OATT. This Agreement is further premised on each Investor-Owned Transmission Owner being authorized to fully recover the NTAC charged to its transmission and retail customers and that any necessary regulatory approvals for such full recovery will be granted by the PSC and FERC.

3.07    Proposed Material Modifications to the NYS Power System.  The ISO shall establish procedures to evaluate the impact of any proposed material modifications to the NYS Power System. If the ISO or a Transmission Owner determines that a proposed modification will have a negative impact on system reliability or on total Interface transfer capability over an Interface or Interfaces, the ISO or the Transmission Owner may refer the issue for resolution pursuant to procedures comparable to those set forth in Article 5 of the ISO/NYSRC Agreement. However, the approval of the NYSRC or the ISO shall not be required to submit the issue to the PSC for resolution.

3.08    OASIS.  The ISO shall maintain the OASIS for the New York Control Area.

3.09    Transmission Owner Reimbursement and Assumption of Existing Obligations.  As soon as practicable, or no later than a date to be mutually agreed upon by the Parties, the ISO shall reimburse the Transmission Owners for all costs associated with the start-up and establishment of the ISO, to the extent that the ISO is authorized by FERC to recover such costs. Such costs shall include, but are not limited to, the costs associated with: the transfer of the current NYPP Control Center buildings and facilities to the ISO; and start-up and development costs, including but not limited to software development and licensing costs, project development costs, and regulatory costs.

              The ISO shall assume all existing contractual and other obligations of the NYPP. If the ISO decides to take action to terminate any such contract or obligation, or its assumption of existing obligations, it will bear any costs related thereto. The ISO shall utilize the current facilities and equipment of the NYPP and retain NYPP employees to the greatest extent practicable.

3.10    Transmission Owners Reserved Rights.  Notwithstanding any other provision of this Agreement, or any other agreement or amendment made in connection with the restructuring of the NYPP and establishment of the New York ISO, each Transmission Owner shall retain all of the rights set forth in this Section; provided, however, that such rights shall be exercised in a manner consistent with the Transmission Owners' rights and obligations under the Federal Power Act and the Commission's rules and regulations thereunder. This Section is not intended to reduce or limit any other rights of a Transmission Owner as a signatory to this Agreement or any of the ISO Related Agreements or under an ISO Tariff.

a.       Each Transmission Owner shall have the right at any time unilaterally to file pursuant to Section 205 of the Federal Power Act to change the ISO OATT, a Service Agreement under the ISO OATT, or the ISO Agreement to the extent necessary: (i) to recover all of its reasonably incurred costs, plus a reasonable return on investment related to services under the ISO OATT and (ii) to accommodate implementation of, and changes to, a Transmission Owner's retail access program.

b.       Nothing in this Agreement shall restrict any rights, to the extent such rights exist: (i) of each Transmission Owner that is a party to a merger, acquisition or other restructuring transaction to make filings under Section 205 of the Federal Power Act with respect to the reallocation or redistribution of revenues among such Transmission Owners or the assignment of its rights or obligations, to the extent the FPA requires such filings ; or (ii) of any Transmission Owner to terminate its participation in the New York ISO pursuant to Section 3.02 of the ISO Agreement or Article 6 of this Agreement, notwithstanding any effect its withdrawal from the New York ISO may have on the distribution of transmission revenues among other Transmission Owners.

c.      Each Transmission Owner retains all rights that it otherwise has incident to its ownership of its assets, including, without limitation, its transmission facilities including, without limitation, the right to build, acquire, sell, merge, dispose of, retire, use as security, or otherwise transfer or convey all or any part of its assets, including, without limitation, the right, individually or collectively, to amend or terminate the Transmission Owner's relationship with the ISO in connection with the creation of an alternative arrangement for the ownership and/or operation of its transmission facilities on an unbundled basis (e.g., a transmission company), subject to necessary regulatory approvals and to any approvals required under applicable provisions of this Agreement.

d.       The obligation of any Transmission Owner to expand or modify its transmission facilities in accordance with the ISO OATT shall be subject to the Transmission Owner's right to recover, pursuant to appropriate financial arrangements contained in Commission-accepted tariffs or agreements, all reasonably incurred costs, plus a reasonable return on investment, associated with constructing and owning or financing such expansions or modifications to its facilities.

e.       The responsibilities granted to the ISO under this Agreement shall not expand or diminish the responsibilities of a Transmission Owner to modify or expand its transmission system, nor confer upon the ISO the authority to direct a Transmission Owner to modify or expand its transmission system.

f.       Each Transmission Owner shall have the right to adopt and implement procedures it deems necessary to protect its electric facilities from physical damage or to prevent injury or damage to persons or property.

g.       Each Transmission Owner retains the right to take whatever actions it deems necessary to fulfill its obligations under local, state or federal law.

h.       Nothing in this Agreement shall be construed as limiting in any way the rights of a Transmission Owner to make any filing with the PSC.

i.       Notwithstanding anything to the contrary in this Agreement, no amendment to any provision of this Section may be adopted without the agreement of the Transmission Owners.

3.11    Retention of Non-Transferred Obligations.  Any and all other rights and responsibilities of a Transmission Owner related to the ownership or operation of its transmission assets or to its rights to withdraw its assets from ISO control, that have not been specifically transferred to the ISO under this Agreement or otherwise addressed under this Agreement, will remain with the Transmission Owners.

3.12    LIPA Scheduling Procedures.  LIPA shall develop and file with the ISO procedures that will be implemented by LIPA on a nondiscriminatory basis. The procedures shall cover: (a) LIPA's scheduling of transactions on the Northport-Norwalk intertie; (b) submitting such schedules to the ISO by the ISO's deadline for submitting schedules; (c) developing a preapproved list of transactions that the ISO may schedule and list of Transmission Customers that may withdraw Energy from and inject Energy into the Long Island Transmission District; and (d) any additional procedures required for LIPA to coordinate transaction scheduling with the ISO. LIPA will be the only party authorized to submit schedules to the ISO for Transmission Service on the Northport-Norwalk intertie. All parties seeking Transmission Service into and out of the Long Island Transmission District shall obtain pre-approval from LIPA before scheduling transactions with and through the ISO. LIPA shall electronically certify to the ISO pre-approved customers and transactions. If a party or transaction is not so pre-approved and certified by LIPA and such party submits a schedule for such a transaction to the ISO, the ISO shall reject the schedule and advise such party that it must obtain LIPA approval.

ARTICLE 4.0:  ASSIGNMENT

4.01    Limitations of Assignment by the ISO.  This Agreement cannot be assigned by the ISO.

4.02    Transmission Owner Assignments.  This Agreement may be assigned by any Transmission Owner including, without limitation, to:

a.        any entity(ies) formed pursuant to a plan of restructuring approved by the PSC in conjunction or compliance with or in furtherance of PSC Case No. 94-E-0952 Opinion 96-12 and/or other related orders; or

b.        any entity(ies) in connection with a merger, consolidation, reorganization or other change in the organizational structure of the assigning Transmission Owner, provided that the surviving entity(ies) agree, in writing, to be bound by the terms of this Agreement.

ARTICLE 5.0:  LIMITATION OF LIABILITY AND INDEMNIFICATION

5.01    Limitations of Liability.  Except as otherwise provided under the ISO OATT, the Transmission Owners shall not be liable (whether based on contract, indemnification, warranty, tort, strict liability or otherwise) to the ISO or any Market Participant or any third party or other party for any damages whatsoever, including without limitation, special, indirect, incidental, consequential, punitive, exemplary or direct damages resulting from any act or omission in any way associated with this Agreement, except to the extent the Transmission Owner is found liable for gross negligence or intentional misconduct, in which case the Transmission Owner shall not be liable for any special, indirect, incidental, consequential, punitive or exemplary damages. Nothing in this Section will excuse a Transmission Owner from an obligation to pay for services provided to the Transmission Owner by the ISO or to pay any deficiency payments, penalties or sanctions imposed by the ISO under the ISO OATT or the ISO Services Tariff.

5.02    Additional Limitations of Liability.  Except as otherwise provided under the ISO OATT, a Transmission Owner shall not be liable for any indirect, consequential, exemplary, special, incidental or punitive damages including, without limitation, lost revenues or profits, the cost of replacement power or the cost of capital, even if such damages are foreseeable or the damaged party has been advised of the possibility of such damages and regardless of whether any such damages are deemed to result from the failure or inadequacy of any exclusive or other remedy.

5.03    Indemnification.  The ISO shall indemnify, save harmless and defend the Transmission Owners, including their directors, officers, employees, trustees, and agents, or each of them, from and against all claims, demands, losses, liabilities, judgments, damages (including, without limitation, any consequential, incidental, direct, special, indirect, exemplary or punitive damages and economic costs), and related costs and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by the Transmission Owners in any actions or proceedings between one or more Transmission Owners and one or more Transmission Owners and a third party, Market Participant, the ISO, or any other party) arising out of or related to the Transmission Owner's or the ISO's acts or omissions related in any way to the Transmission Owner's ownership or operation of its transmission facilities when such acts or omissions are either (1) pursuant to or consistent with ISO Procedures or direction; or (2) in any way related to the Transmission Owner's or the ISO's performance under the ISO OATT, except to the extent that the Transmission Owner(s) is found liable for negligence or intentional misconduct, and under the ISO Services Tariff, the ISO Agreement, the ISO/NYSRC Agreement, NYSRC Agreement, or this Agreement, except to the extent the Transmission Owner(s) is found liable for gross negligence or intentional misconduct.

5.04    Force Majeure.  A Party shall not be considered to be in default or breach under this Agreement, and shall be excused from performance or liability for damages to any other party, if and to the extent it shall be delayed in or prevented from performing or carrying out any of the provisions of this Agreement, except the obligation to pay any amount when due, arising out of or from any act, omission, or circumstance occasioned by or in consequence of any act of God, labor disturbance, failure of contractors or suppliers of materials, act of the public enemy, war, invasion, insurrection, riot, fire, storm, flood, ice, explosion, breakage or accident to machinery or equipment or by any other cause or causes beyond such Party's reasonable control, including any curtailment, order, regulation, or restriction imposed by governmental, military or lawfully established civilian authorities, or by the making of repairs necessitated by an emergency circumstance not limited to those listed above upon the property or equipment of the ISO or any party to the ISO Agreement. Nothing contained in this Article shall relieve any entity of the obligations to make payments when due hereunder or pursuant to a Service Agreement. Any party claiming a force majeure event shall use reasonable diligence to remove the condition that prevents performance, except the settlement of any labor disturbance shall be in the sole judgment of the affected party.

5.05    Claims by Employees and Insurance.  A Party shall be solely responsible for and shall bear all of the costs of claims by its own employees, contractors, or agents arising under and covered by, any workers' compensation law. A Party shall furnish, at its sole expense, such insurance coverage and such evidence thereof, or evidence of self-insurance, as is reasonably necessary to meet its obligations under this Agreement. Additionally, the ISO will procure insurance or other alternative risk financing arrangements sufficient to cover the risks associated with the ISO carrying out its obligations, including the obligation to indemnify the Transmission Owners. The ISO shall provide the Transmission Owners with the details of such insurance and shall have them named as additional insureds to the extent of their insurable interests.

5.06    Survival.  The provisions of this Article, "Limitations of Liability and Indemnification" shall survive the termination or expiration of this Agreement or the ISO Tariffs.

ARTICLE 6.0:  OTHER PROVISIONS

6.01    Term and Termination.  This Agreement shall become effective upon the execution of this Agreement by the Transmission Owners and the ISO and on the latest of: (i) the date(s) FERC accepts for filing, without condition or material modification: (a) this Agreement; (b) the ISO Tariffs; (c) the ISO Agreement; (d) the NYSRC Agreement; and (e) the ISO/NYSRC Agreement ("ISO Tariffs" and "ISO Related Agreements"); (ii) the date on which FERC, the PSC and any other regulatory agency having jurisdiction grant all necessary approvals, including, without limitation, any approvals required under Section 70 of the Public Service Law and Section 203 of the FPA; (iii) September 1, 1999; or (iv) on such later date specified by FERC. Without waiving or limiting any of its other rights under this Article, if a Transmission Owner determines that any of the conditions set forth in Section 3.04 hereof is not being met or ceases to be in full force and effect that Transmission Owner may withdraw from this Agreement, the ISO Agreement and the ISO Tariffs and withdraw its assets from the ISO's control and administration on ninety (90) days prior written notice to all Parties to this Agreement and FERC. Such notice shall identify the condition or conditions set forth in Section 3.04 that have not been met or no longer are in full force and effect; provided, however, that prior to the filing of such notice, the ISO shall be advised of the specific condition or conditions that are no longer in full force and effect, and the ISO shall have the opportunity to restore the effectiveness of the condition or conditions identified within a thirty (30) day period. If the effectiveness of the condition or conditions is not restored within thirty (30) days, the Transmission Owner may file a notice of withdrawal with the ISO and FERC; provided, however, that if the ISO demonstrates that it has made a good faith effort but has been unable to restore the effectiveness of the condition or conditions within the thirty (30) day period, the ISO shall be provided an additional thirty (30) day period to restore the effectiveness of the condition or conditions and the Transmission Owner may not file the notice of withdrawal until the expiration of the second thirty (30) day period. Withdrawal of a Transmission Owner under this Section shall be effective ninety (90) days after the filing of the notice of withdrawal unless FERC finds that such withdrawal of an Investor-Owned Transmission Owner is contrary to the public interest, as that standard has been judicially construed under the Mobile-Sierra doctrine. However, the Transmission Owner who submitted the notice of withdrawal may withdraw the notice or extend the withdrawal date. Nothing in this section shall be construed as a voluntary undertaking by any Transmission Owner to remain a Party to this Agreement after the expiration of its notice of withdrawal.

     In addition to the foregoing provision, after the fifth anniversary of the effective date of this Agreement, this Agreement may be terminated by a unanimous vote of the Transmission Owners or their successors or assignees. If the Transmission Owners vote to terminate this Agreement, they will file with FERC and the PSC an explanation of their action and a proposal for an alternative plan for the safe, reliable and efficient operation of the NYS Transmission System.

6.02    Withdrawal.  Any Transmission Owner may withdraw from this Agreement, the ISO Agreement and the ISO Tariffs and withdraw its assets from the ISO control and administration upon ninety (90) days written notice to the ISO Board and FERC. In the case of an Investor-Owned Transmission Owner, no further approval by FERC shall be required for such withdrawal from this Agreement, if such Investor-Owned Transmission Owner has on file with FERC its own open access transmission tariff and such withdrawal shall be effective unless FERC finds that such withdrawal is contrary to the public interest, as that standard has been judicially construed under the Mobile-Sierra doctrine . Any modification to this Article shall provide any Party with the right to withdraw from the Agreement pursuant to the unmodified provisions of this Article, within ninety (90) days of the effective date of such modification. Notwithstanding any other provision of Article 6, in the event that the tax-exempt financing of a Party is jeopardized by its participation in the ISO, the Party may withdraw from this Agreement, the ISO Agreement and the ISO Tariffs and withdraw any assets from ISO control and administration upon thirty (30) days prior written notice to the ISO Board.

6.03    Obligations after Termination or Withdrawal.

a.      Following termination or withdrawal from the Agreement, a Party shall remain liable for all obligations arising hereunder prior to the effective date of termination or withdrawal, including all obligations accrued prior to the effective date, imposed on the Party by this Agreement or the ISO Tariffs or other ISO Related Agreements.

b.     Termination or the withdrawal from this Agreement shall not relieve a Party of any continuing obligation it may have under the ISO Tariffs and ISO Related Agreements, unless the Party also withdraws from the ISO Tariffs or ISO Related Agreements.

6.04    Winding Up.  Any provision of this Agreement that expressly or by implication comes into or remains in force following the termination or withdrawal from this Agreement shall survive such termination or withdrawal. The surviving provisions shall include, but shall not be limited to (i) those provisions necessary to permit the orderly conclusion, or continuation pursuant to another agreement, of transactions entered into prior to the termination of or withdrawal from this Agreement, (ii) those provisions necessary to conduct final billing, collection, and accounting with respect to all matters arising hereunder, and (iii) the indemnification and limitation of liability provisions as applicable to periods prior to such termination or withdrawal. The ISO and the terminating or withdrawing Party or Parties shall have an obligation to make a good faith effort to agree upon a mutually satisfactory termination or withdrawal plan. Such plan shall have among its objectives an orderly termination or withdrawal. The plan shall address, to the extent necessary, the allocation of any costs directly related to the termination or withdrawal by the Party or Parties terminating or withdrawing from the Agreement.

6.05    Confidentiality.

A.      Party Access.  No Transmission Owner shall have a right hereunder to receive or review any documents, data or other information of another Transmission Owner or the ISO supplied pursuant to this Agreement, including documents, data or other information provided to the ISO, to the extent such documents, data or information have been designated as confidential pursuant to the procedures specified in the ISO Tariffs or to the extent that they have been designated as confidential by such other Party; provided, however, that a Party may receive and review any composite documents, data and other information that may be developed based on such confidential documents, data or information if the composite does not disclose any individual Party's confidential data or information.

B.     Required Disclosure.  Notwithstanding anything in this Section to the contrary, if a Party is required by applicable law, or in the course of administrative or judicial proceedings, or subpoena, to disclose information that is otherwise required to be maintained in confidence pursuant to this Section, that Party may make disclosure of such information; provided, however, that as soon as the Party learns of the disclosure requirement and prior to making such disclosure, that Party shall notify the affected Party or Parties of the requirement and the terms thereof and the affected Party or Parties may, at their sole discretion and cost, assert any challenge to or defense against the disclosure requirement and the Party shall cooperate with such affected Parties to the maximum extent practicable to minimize the disclosure of the information consistent with applicable law. Each Party shall cooperate with the affected Parties to obtain proprietary or confidential treatment of such information by the person to whom such information is disclosed prior to any such disclosure.

6.06    Governing Law; Jurisdiction.  The interpretation and performance of this Agreement shall be in accordance with and shall be controlled by the laws of the State of New York as though this Agreement is made and performed entirely in New York. With respect to any claim or controversy arising from this Agreement or performance hereunder within the subject matter jurisdiction of the Federal or State courts of the State of New York, the Parties consent to the exclusive jurisdiction and venue of said courts.

6.07    Headings.  The section headings herein are for convenience and reference only and in no way define or limit the scope of this Agreement or in any way affect its provisions. Whenever the terms hereto, hereunder, herein or hereof are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual section, subsection or sentence.

6.08    Mutual Agreement.  Nothing in this Agreement is intended to limit the Parties' ability to mutually agree upon taking a course of action different than that provided for herein; provided that doing so will not adversely affect any other Parties' rights under this Agreement.

6.09    Contract Supremacy.  In the case of a conflict between the express terms of this Agreement and the terms of the ISO Agreement, the express terms of this Agreement shall prevail. In the case of a conflict between the express terms of this Agreement and the terms of the ISO-NYSRC Agreement, the express terms of this Agreement shall prevail. In the case of a conflict between the express terms of this Agreement and the express terms of an ISO Tariff the terms of this Agreement shall prevail.

6.10    Additional Remedies.  The Parties agree that remedies at law will be inadequate to protect the interests of the Transmission Owners and that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the ISO in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Transmission Owners, or any Transmission Owner, individually or in conjunction with one or more other Transmission Owners, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or an ISO Tariff by the ISO and specific performance to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Transmission Owners are entitled at law or in equity.

6.11    No Third Party Rights.  Nothing in this Agreement, express or implied, is intended to confer on any person, other than the Parties hereto, any rights or remedies under or by reason of this Agreement.

6.12    Not Partners.  Nothing contained in this Agreement shall be construed to make the Parties partners or joint venturers or to render any Party liable for the debts or obligations of any other Party.

6.13    Waiver.  Any waiver at any time of the rights of any Party as to any default or failure to require strict adherence to any of the terms herein, on the part of any other Party or Parties to this Agreement or as to any other matters arising hereunder shall not be deemed a waiver as to any default or other matter subsequently occurring.

6.14    Modification.  This Agreement is subject to change under Sections 205 of the FPA, as that section may be amended or superseded, upon the mutual written agreement of the Parties. Absent mutual agreement of the Parties, it is the intent of this Section 6.14 that, to the maximum extent permitted by law, the terms and conditions set forth in Sections 2.01, 3.03, 3.04, 3.09, 3.10, 3.11, 4.01, 4.02, 5.01, 5.02, 5.03, 5.04, 5.05, 5.06, 6.01, 6.02, 6.09 and 6.14 of this Agreement shall not be subject to change, regardless of whether such change is sought (a) by the Commission acting sua sponte on behalf of a Party or third party, (b) by a Party, (c) by a third party, or (d) in any other manner; subject only to an express finding by FERC that such change is required under the public interest standard under the Mobile-Sierra doctrine. Any other provision of this Agreement may be changed pursuant to a filing with FERC under Section 206 of the FPA and a finding by FERC that such change is just and reasonable.

6.15    Good Faith Resolution.  If cost shifting occurs as a result of FERC's decision in Central Hudson Gas & Electric Corporation, Docket Nos. ER97-1523-011, OA97-470-010, and ER97-4234-008, the ISO and the Transmission Owners will work together in good faith to achieve a fair and equitable resolution.

6.16    Counterparts.  This Agreement may be executed in any number of counterparts, no one of which needs to be executed by all of the Parties, and this Agreement shall be binding upon all the Parties with the same force and effect as if all the Parties had signed the same document, and each such signed counterpart shall constitute an original of this Agreement.

     IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed in its corporate name by its proper officers as of the date first written above.

New York Independent System Operator

By:  /s/ Richard J. Grossi

         Richard J. Grossi

Title:     Chairman

Date:    12/1/99

Central Hudson Gas & Electric Corporation

By:  /s/ Carl E. Meyer

         Carl E. Meyer

Title:      President and Chief Operating Officer

Date:    11/22/99

Consolidated Edison Company of New York, Inc.

By:  /s/ Stephen B. Bram

         Stephen B. Bram

Title:     Senior Vice President, Central Operations

Date:    11/22/99

LIPA

By:  /s/ Richard M. Kessel

         Richard M. Kessel

Title:     Chairman

Date:     11/22/99

New York State Electric & Gas Corporation

By:  /s/ Denis E. Wickham

         Denis E. Wickham

Title:     Senior Vice President, Energy Operating Services

Date:     11/22/99

Niagara Mohawk Power Corporation

By:  /s/ Clement E. Nadeau

         Clement E. Nadeau

Title:     Vice President, Electric Delivery

Date:     11/22/99

Orange and Rockland Utilities, Inc.

By:  /s/ Kevin Burke

         Kevin Burke

Title:     President and Chief Executive Officer

Date:     11/22/99

Rochester Gas and Electric Corporation

By:  /s/ Clifton B. Olson

         Clifton B. Olson

Title:     Vice President, Energy Supply

Date:     11/29/99

New York Power Authority

By:  /s/ Clarence D. Rappleyea

         Clarence D. Rappleyea

Title:     Chairman and Chief Executive Officer

Date:     12/1/99

AL50675

APPENDIX  A-1

LISTING OF TRANSMISSION FACILITIES

UNDER ISO OPERATIONAL CONTROL

Appendix A-1:  Listing of Transmission Facilities under ISO Operational Control

CIRCUIT ID	FROM	KV	TO	KV

7040	CHATEAUGUAY	765	MASSENA	765
BK 1	MARCY	765	MARCY	345
BK 2	MARCY	765	MARCY	345
MSU1	MASSENA	765	MARCY	765
BK 1	MASSENA	765	MASSENA A	230
BK 2	MASSENA	765	MASSENA B	230
5018	BRANCHBURG	500	RAMAPO	500
BK 1500	RAMAPO	500	RAMAPO S.	345
393	ALPS	345	BERKSHIRE	345
PA301	BECK A	345	NIAGARA	345
PA302	BECK B	345	NIAGARA	345
67-1	BOWLINE 1	345	W. HAVERSTRAW	345
W93	BUCHANAN N.	345	EASTVIEW 2N	345
W97	BUCHANAN S.	345	MILLWOOD	345
W98	BUCHANAN S.	345	MILLWOOD	345
13	CLAY	345	DEWITT	345
1-16	CLAY	345	EDIC	345
2-15	CLAY	345	EDIC	345
BK 2	COOPERS CRNS	345	COOPERS CRNS	115
BK 3	COOPERS CRNS	345	COOPERS CRNS	115
CRT-34	COOPERS CRNS	345	ROCK TAVERN	345
CRT-42	COOPERS CRNS	345	ROCK TAVERN	345
22	DEWITT	345	LAFAYETTE	345
F38	E. FISHKIL CE	345	WOOD ST	345
F39	E. FISHKIL CE	345	WOOD ST	345
W64	EASTVIEW 1N	345	SPRAINBROOK	345
W78	EASTVIEW 1S	345	SPRAINBROOK	345
W79	EASTVIEW 2N	345	SPRAINBROOK	345
W65	EASTVIEW 2S	345	SPRAINBROOK	345
EF24-40	EDIC	345	FRASER	345
14	EDIC	345	NEW SCOTLAND	345
FE-1	FITZPATRICK	345	EDIC	345
FS-10	FITZPATRICK	345	SCRIBA	345
33	FRASER	345	COOPERS CRNS	345
BK 2	FRASER	345	FRASER	115
GFS-35	FRASER	345	GILBOA	345
GL3	GILBOA	345	LEEDS	345
GNS-1	GILBOA	345	NEW SCOTLAND	345
37	HOMER CITY	345	STOLLE RD	345
30	HOMER CITY	345	WATERCURE	345
303	HURLEY AVE	345	ROSETON	345
26	INDEPENDENCE	345	CLAY	345
25	INDEPENDENCE	345	SCRIBA	345
SR1-39	KINTIGH	345	ROCHESTER	345
68	LADENTOWN	345	BOWLINE 2	345

Appendix A-1:  Listing of Transmission Facilities under ISO Operational Control

CIRCUIT ID	FROM	KV	TO	KV

Y88	LADENTOWN	345	BUCHANAN S.	345
67-2	LADENTOWN	345	W. HAVERSTRAW	345
4-36	LAFAYETTE	345	OAKDALE	345
301	LEEDS	345	HURLEY AVE	345
91	LEEDS	345	PLEASANT VALLEY	345
92	LEEDS	345	PLEASANT VALLEY	345
398	LONG MT	345	PLEASANT VALLEY	345
UCC2-41	MARCY	345	COOPERS CRNS	345
UE1-7	MARCY	345	EDIC	345
18	MARCY	345	NEW SCOTLAND	345
W99	MILLWOOD	345	EASTVIEW 1N	345
W85	MILLWOOD	345	EASTVIEW 1S	345
W82	MILLWOOD	345	EASTVIEW 2S	345
2	NEW SCOTLAND	345	ALPS	345
93	NEW SCOTLAND	345	LEEDS	345
94	NEW SCOTLAND	345	LEEDS	345
NS1-38	NIAGARA	345	KINTIGH	345
BK 3	NIAGARA	345	NIAGARA	230
BK 4	NIAGARA	345	NIAGARA	230
BK 5	NIAGARA	345	NIAGARA	230
NR2	NIAGARA	345	ROCHESTER	345
8	NINE MILE PT 1	345	CLAY	345
9	NINE MILE PT 1	345	SCRIBA	345
32	OAKDALE	345	FRASER	345
BK 2	OAKDALE	345	OAKDALE	115
BK 3	OAKDALE	345	OAKDALE	115
17	OSWEGO	345	LAFAYETTE	345
11	OSWEGO	345	VOLNEY	345
12	OSWEGO	345	VOLNEY	345
1	PANNELL RD	345	CLAY	345
2	PANNELL RD	345	CLAY	345
F36	PLEASANT VLY	345	E. FISHKIL CE	345
F37	PLEASANT VLY	345	E. FISHKIL CE	345
F30	PLEASANT VLY	345	WOOD ST	345
F31	PLEASANT VLY	345	WOOD ST	345
W90	PLEASANTVL E.	345	DUNWOODIE	345
W89	PLEASANTVL W.	345	DUNWOODIE	345
Q35L	POLETTI	345	E. 13TH ST C	345
Q35M	POLETTI	345	E. 13TH ST D	345
Y94	RAMAPO	345	BUCHANAN N.	345
W72	RAMAPO	345	LADENTOWN	345
PAR3500	RAMAPO S.	345	RAMAPO	345
PAR4500	RAMAPO S.	345	RAMAPO	345
RP1	ROCHESTER	345	PANNELL RD	345
RP2	ROCHESTER	345	PANNELL RD	345

Appendix A-1:  Listing of Transmission Facilities under ISO Operational Control

CIRCUIT ID	FROM	KV	TO	KV

77	ROCK TAVERN	345	RAMAPO	345
305	ROSETON	345	E. FISHKIL CE	345
311	ROSETON	345	ROCK TAVERN	345
69	S. MAHWAH A	345	RAMAPO	345
70	S. MAHWAH B	345	RAMAPO	345
20	SCRIBA	345	VOLNEY	345
21	SCRIBA	345	VOLNEY	345
W75	SPRAINBROOK	345	DUNWOODIE	345
BK 3	STOLLE RD	345	STOLLE RD	115
BK 4	STOLLE RD	345	STOLLE RD	115
6	VOLNEY	345	CLAY	345
19	VOLNEY	345	MARCY	345
J3410	WALDWICK	345	S. MAHWAH A	345
K3411	WALDWICK	345	S. MAHWAH B	345
31	WATERCURE	345	OAKDALE	345
BK 1	WATERCURE	345	WATERCURE	230
W80	WOOD ST	345	MILLWOOD	345
W81	WOOD ST	345	MILLWOOD	345
Y87	WOOD ST	345	PLEASANTVL E.	345
Y86	WOOD ST	345	PLEASANTVL W.	345
BK 1	WOOD ST	345	WOOD ST	115
BK 2	WOOD ST	345	WOOD ST	115
11	ADIRONDACK	230	PORTER	230
12	ADIRONDACK	230	PORTER	230
PA27	BECK	230	NIAGARA	230
BP76	BECK	230	PACKARD	230
68	DUNKIRK	230	S. RIPLEY	230
70	E. TOWANDA	230	HILLSIDE	230
73	GARDENVILLE	230	DUNKIRK	230
74	GARDENVILLE	230	DUNKIRK	230
T8-12	GARDENVILLE	230	GARDENVILLE	230
BK 6	GARDENVILLE	230	GARDENVILLE	115
BK 7	GARDENVILLE	230	GARDENVILLE	115
66	GARDENVILLE	230	STOLLE RD	230
BK 3	HILLSIDE	230	HILLSIDE	115
BK 4	HILLSIDE	230	HILLSIDE	115
69	HILLSIDE	230	WATERCURE	230
79	HUNTLEY	230	GARDENVILLE	230
80	HUNTLEY	230	GARDENVILLE	230
68	MEYER	230	HILLSIDE	230
BK 4	MEYER	230	MEYER	115
MA1	MOSES	230	ADIRONDACK	230
MA2	MOSES	230	ADIRONDACK	230
MMS1	MOSES	230	MASSENA A	230
MMS2	MOSES	230	MASSENA B	230

Appendix A-1:  Listing of Transmission Facilities under ISO Operational Control

CIRCUIT ID	FROM	KV	TO	KV

BK 1	MOSES	230	MOSES	115
BK 2	MOSES	230	MOSES	115
BK 3	MOSES	230	MOSES	115
BK 4	MOSES	230	MOSES	115
MW1	MOSES	230	WILLIS	230
MW2	MOSES	230	WILLIS	230
N BUS TIE	NIAGARA	230	NIAGARA	230
S BUS TIE	NIAGARA	230	NIAGARA	230
BK T1	NIAGARA	230	NIAGARA	115
BK T2	NIAGARA	230	NIAGARA	115
61	NIAGARA	230	PACKARD	230
62	NIAGARA	230	PACKARD	230
64	NIAGARA	230	ROBINSON RD	230
BK 1	OAKDALE	230	OAKDALE	115
77	PACKARD	230	HUNTLEY	230
78	PACKARD	230	HUNTLEY	230
BK 4	PLATTSBURGH A	230	PLATTSBURGH	115
BK 1	PLATTSBURGH B	230	PLATTSBURGH	115
30	PORTER	230	ROTTERDAM	230
31	PORTER	230	ROTTERDAM	230
BK 1	ROBINSON RD	230	ROBINSON RD	115
65	ROBINSON RD	230	STOLLE RD	230
E205W	ROTTERDAM	230	BEAR SWAMP	230
69	S. RIPLEY	230	ERIE E.	230
PSL 33P	ST. LAW OH A	230	ST. LAW OH B	230
PSL 34P	ST. LAW OH C	230	ST. LAW OH D	230
67	STOLLE RD	230	MEYER	230
71	WATERCURE	230	OAKDALE	230
WP2	WILLIS	230	PLATTSBURGH A	230
WP1	WILLIS	230	PLATTSBURGH B	230
BK 1	WILLIS	230	WILLIS	115
BK 2	WILLIS	230	WILLIS	115
998	CODDINGTN RD	115	ETNA	115
907	HARRISON RAD	115	ROBINSON RD	115
964	HICKLING	115	RIDGE RD	115
963	HILLSIDE	115	RIDGE RD	115
943	JENNISON	115	KATTELVILLE	115
966	MEYER	115	BENNETT	115
968	MEYER	115	GREENIDGE	115
974	MILLIKEN	115	ETNA	115
975	MILLIKEN	115	ETNA	115
982	MONTOUR FLS	115	CODDINGTON RD	115
701	NORTH END	115	PLATTSBURGH	115
939	OAKDALE	115	GOUDEY	115
943	OAKDALE	115	KATTELVILLE	115

Appendix A-1:  Listing of Transmission Facilities under ISO Operational Control

CIRCUIT ID	FROM	KV	TO	KV

PAR3	PLATTSBURGH	115	PLATTSBURGH	115
PV20	PLATTSBURGH	115	S. HERO, VT	115
934	S. PERRY	115	MEYER	115
906- 7X	STA 162	115	S. PERRY	115
976	STATE ST	115	WRIGHT AVE	115
BK 1	W. WOODBOURNE	115	W. WOODBOURNE	69
973	WRIGHT AVE	115	MILLIKEN	115
REA #1	MARCY	765
REA #1	MASSENA	765
REA #2	MASSENA	765
CAP A	COOPERS CRNS	345
CAP B	COOPERS CRNS	345
CAP #1	E. FISHKIL CE	345
CAP #2	E. FISHKIL CE	345
CAP #1	FRASER	345
CAP #2	FRASER	345
SVC	FRASER	345
CAP #1	GILBOA	345
CAP #1	MARCY	345
CAP #2	MARCY	345
CAP #1	ROCHESTER	345
CAP #1	ROCK TAVERN	345
CAP #2	ROCK TAVERN	345

APPENDIX  A-2

LISTING OF TRANSMISSION FACILITIES

REQUIRING ISO NOTIFICATION

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

BK TA5	BUCHANAN N.	345	BUCHANAN TA5	138
BK 1	CLAY	345	CLAY	115
BK 2	CLAY	345	CLAY	115
BK 2	DEWITT	345	DEWITT	115
BK N1	DUNWOODIE	345	DUNWOODIE N1	138
BK S1	DUNWOODIE	345	DUNWOODIE S1	138
71	DUNWOODIE	345	RAINEY	345
72	DUNWOODIE	345	RAINEY	345
Y50	DUNWOODIE	345	SHORE RD	345
BK 14	E. 13TH ST A	345	E. 13TH ST	138
BK 15	E. 13TH ST A	345	E. 13TH ST	138
45	E. 13TH ST A	345	FARRAGUT	345
BK 12	E. 13TH ST B	345	E. 13TH ST	138
BK 13	E. 13TH ST B	345	E. 13TH ST	138
46	E. 13TH ST B	345	FARRAGUT	345
BK 16	E. 13TH ST C	345	E. 13TH ST	138
B47	E. 13TH ST C	345	FARRAGUT	345
BK 10	E. 13TH ST D	345	E. 13TH ST	138
BK 11	E. 13TH ST D	345	E. 13TH ST	138
48	E. 13TH ST D	345	FARRAGUT	345
BK 1	E. FISHKIL CE	345	E. FISHKIL CH	115
BK 1	E.G.C. BNK1	345	E. GARDEN CTY	138
BK 2	E.G.C. BNK2	345	E. GARDEN CTY	138
PAR1	E. GARDEN CTY	345	E.G.C. BNK1	345
PAR2	E. GARDEN CTY	345	E.G.C. BNK2	345
BK 1N	EASTVIEW 1N	345	EASTVIEW	138
BK 1S	EASTVIEW 1S	345	EASTVIEW	138
BK 2N	EASTVIEW 2N	345	EASTVIEW	138
BK 2S	EASTVIEW 2S	345	EASTVIEW	138
BK 2	EDIC	345	EDIC	230
BK 3	EDIC	345	EDIC	115
BK 4	EDIC	345	EDIC	115
BK 1	ELBRIDGE	345	ELBRIDGE	115
41	FARRAGUT	345	GOWANUS N41	345
42	FARRAGUT	345	GOWANUS S42	345
BK 11	FARRAGUT 2	345	FARRAGUT	345
TA 1	FRESHKILLS	345	FRESHKILLS R	138
TB 1	FRESHKILLS	345	FRESHKILLS R	138
22	GOETHALS N.1	345	FRESHKILLS	345
BK 1N	GOETHALS N.1	345	GOETHALS N.2	345
BK 1	GOETHALS N.2	345	GOETHALS	230
21	GOETHALS S.	345	FRESHKILLS	345
G23L&M	GOETHALS S.	345	LINDEN CE	345
R41 S. REACT	GOWANUS	345
R42 S. REACT	GOWANUS	345

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

25	GOWANUS N.	345	GOETHALS N.1	345
BK T2	GOWANUS N.	345	GOWANUS B	138
26	GOWANUS S.	345	GOETHALS S.	345
BK T14	GOWANUS S.	345	GOWANUS D	138
B3402	HUDSON A	345	FARRAGUT 1	345
C3403	HUDSON B	345	FARRAGUT 2	345
BK 1	HURLEY AVE	345	HURLEY AVE	115
TA 1	MILLWOOD	345	MILLWOOD	138
TA 2	MILLWOOD	345	MILLWOOD	138
R81/R82	NEW SCOTLAND	345	NEW SCOTLAND	345
BK 1	NEW SCOTLAND	345	NEW SCOTLAND	115
BK 2	NEW SCOTLAND	345	NEW SCOTLAND	115
BK 7	OSWEGO	345	OSWEGO	115
BK 1	PANNELL RD	345	PANNELL RD	115
BK 2	PANNELL RD	345	PANNELL RD	115
BK S1	PLEASANT VLY	345	PLEASANT VLY	115
BK 2	PLEASANTVL E.	345	PLEASANTVL	13
BK 1	PLEASANTVL W.	345	PLEASANTVL	13
61	RAINEY	345	FARRAGUT	345
62	RAINEY	345	FARRAGUT	345
63	RAINEY	345	FARRAGUT	345
BK 8W	RAINEY	345	RAINEY 1	138
BK 8E	RAINEY	345	RAINEY 2	138
BK 1300	RAMAPO	345	RAMAPO	138
BK 2300	RAMAPO	345	RAMAPO	138
1	REYNOLDS RD	345	ALPS	345
BK 2	REYNOLDS RD	345	REYNOLDS RD	115
BK 1	ROCHESTER	345	STA 80	115
BK 2	ROCHESTER	345	STA 80	115
BK 3	ROCHESTER	345	STA 80	115
BK TR1	ROCK TAVERN	345	ROCK TAVERN	115
BK 258	S. MAHWAH A	345	S. MAHWAH	138
BK 1	SHORE RD	345	SHORE RD	138
BK 2	SHORE RD	345	SHORE RD	138
BK S6	SPRAINBROOK	345	DUNWOODIE N2	138
BK N7	SPRAINBROOK	345	DUNWOODIE S3	138
Y49	SPRAINBROOK	345	E. GARDEN CTY	345
X28	SPRAINBROOK	345	TREMONT	345
M51	SPRAINBROOK	345	W. 49TH ST	345
M52	SPRAINBROOK	345	W. 49TH ST	345
M54	W. 49TH ST	345	E. 13TH ST A	345
M55	W. 49TH ST	345	E. 13TH ST B	345
BK 194	W. HAVERSTRAW	345	W. HAVERSTRAW	138
BK 31	DUNKIRK	230	DUNKIRK	115
BK 41	DUNKIRK	230	DUNKIRK	115

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

BK 2	GARDENVILLE	230	GARDENVILLE	115
BK 3	GARDENVILLE	230	GARDENVILLE	115
BK 4	GARDENVILLE	230	GARDENVILLE	115
BK 130	HUNTLEY	230	HUNTLEY	23
BK 140	HUNTLEY	230	HUNTLEY	23
A2253	LINDEN	230	GOETHALS	230
BK 2	PACKARD	230	PACKARD	115
BK 3	PACKARD	230	PACKARD	115
BK 4	PACKARD	230	PACKARD	115
BK 1	PORTER	230	PORTER	115
BK 2	PORTER	230	PORTER	115
BK 6	ROTTERDAM	230	ROTTERDAM	115
BK 7	ROTTERDAM	230	ROTTERDAM	115
BK 8	ROTTERDAM	230	ROTTERDAM	115
34124L	ASTORIA E	138	ASTORIA 4	138
34125L	ASTORIA E	138	ASTORIA 5	138
34181	ASTORIA E	138	CORONA	138
34182	ASTORIA E	138	CORONA	138
34183	ASTORIA E	138	CORONA	138
34184	ASTORIA E	138	CORONA	138
34185	ASTORIA E	138	CORONA	138
34186	ASTORIA E	138	CORONA	138
24121	ASTORIA W	138	ASTORIA 3	138
24122	ASTORIA W	138	ASTORIA 3	138
24124M	ASTORIA W	138	ASTORIA 4	138
24125M	ASTORIA W	138	ASTORIA 5	138
28241	ASTORIA W	138	QUEENS BRDG	138
28242	ASTORIA W	138	QUEENS BRDG	138
28243	ASTORIA W	138	QUEENS BRDG	138
28244	ASTORIA W	138	QUEENS BRDG	138
PAR	BARRETT 1	138	BARRETT 2	138
459	BARRETT 1	138	FREEPORT	138
864	BROOKHAVEN	138	RIVERHEAD	138
95891	BUCHANAN GT	138	BUCHANAN TA5	138
96951	BUCHANAN GT	138	MILLWOOD	138
96952	BUCHANAN GT	138	MILLWOOD	138
18001	CORONA PAR1	138	JAMAICA	138
18002	CORONA PAR2	138	JAMAICA	138
BK N1	DUNWOODIE N1	138	DUNWOODIE N3	138
BK N2	DUNWOODIE N1	138	DUNWOODIE N4	138
99997 TIE	DUNWOODIE N1	138	DUNWOODIE S1	138
99941	DUNWOODIE N2	138	DUNWOODIE N1	138
99031	DUNWOODIE N3	138	SHERMAN CRK	138
99032	DUNWOODIE N4	138	SHERMAN CRK	138
BK S1	DUNWOODIE S1	138	DUNWOODIE S2	138

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

BK S2	DUNWOODIE S1	138	DUNWOODIE S2	138
99153	DUNWOODIE S2	138	E. 179TH ST	138
99942	DUNWOODIE S3	138	DUNWOODIE S1	138
15054	E. 179TH ST	138	HELLGATE 1	138
15053	E. 179TH ST	138	HELLGATE 4	138
15055	E. 179TH ST	138	HELLGATE 6	138
38X01	E. 179TH ST	138	PARKCHESTR1	138
38X02	E. 179TH ST	138	PARKCHESTR2	138
38X04	E. 179TH ST	138	PARKCHESTR3	138
38X03	E. 179TH ST	138	PARKCHESTR4	138
361	E. GARDEN CTY	138	CARLE PLACE	138
462	E. GARDEN CTY	138	NEWBRIDGE RD	138
463	E. GARDEN CTY	138	NEWBRIDGE RD	138
465	E. GARDEN CTY	138	NEWBRIDGE RD	138
362	E. GARDEN CTY	138	ROSLYN	138
32078	FARRAGUT HUD	138	HUDSON AVE D	138
29211-1	FOXHILLS 1	138	WILLOWBROOK	138
29212-1	FOXHILLS 2	138	WILLOWBROOK	138
461	FREEPORT	138	NEWRIDGE RD	138
PSR 1	FRESHKILS AK	138	FRESHKILLS R	138
PSR 2	FRESHKILS AK	138	FRESHKILLS R	138
366-1	GLENWOOD GT	138	GLENWOOD N	138
364	GLENWOOD GT	138	ROSLYN	138
363	GLENWOOD S	138	CARLE PLACE	138
42231	GOWANUS A	138	GREENWOOD	138
42232	GOWANUS C	138	GREENWOOD	138
674	GREENLAWN	138	ELWOOD E	138
29231	GREENWOOD	138	FOXHILLS 1	138
29232	GREENWOOD	138	FOXHILLS 2	138
889	HAUPPAUG	138	CENTRAL ISLIP	138
34052	HELLGATE 1	138	ASTORIA E	138
24054	HELLGATE 2	138	ASTORIA W	138
24053	HELLGATE 3	138	ASTORIA W	138
34051	HELLGATE 4	138	ASTORIA E	138
24051	HELLGATE 5	138	ASTORIA W	138
24052	HELLGATE 6	138	ASTORIA W	138
887	HOLBROOK	138	BROOKHAVEN	138
888	HOLBROOK	138	HOLTSVILLE	138
874	HOLTSVILLE	138	BROOKHAVEN	138
818	HOLTSVILLE	138	UNION AVE	138
32711	HUDSON AVE A	138	HUDSON AVE D	138
32077	HUDSON AVE B	138	HUDSON AVE D	138
701	HUDSON AVE D	138	JAMAICA	138
702	HUDSON AVE D	138	JAMAICA	138
903	JAMAICA	138	LK SUCCESS W	138

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

901 L&M	JAMAICA	138	VALLEY STR 1	138
PAR	LK SUCCESS E	138	LK SUCCESS W	138
563	NEWBRIDGE RD	138	PILGRIM 1	138
561	NEWBRIDGE RD	138	RULAND	138
562	NEWBRIDGE RD	138	RULAND	138
672	NORTHPORT E	138	PILGRIM 1	138
677	NORTHPORT E	138	PILGRIM 1	138
679	NORTHPORT E	138	PILGRIM 2	138
PAR 1	NORTHPORT NE	138	NORTHPORT E	138
681	NORTHPORT W	138	ELWOOD E	138
678	NORTHPORT W	138	ELWOOD W	138
PS2	NORTHPORT W	138	NORTHPORT E	138
1385	NORWALK HARB	138	NORTHPORT NE	138
673	OAKWOOD	138	ELWOOD W	138
675	OAKWOOD	138	SYOSSET	138
871	PILGRIM 1	138	HAUPPAUG	138
881	PILGRIM 2	138	HOLTSVILLE	138
PAR	PILGRIM 2	138	PILGRIM 1	138
883	PILGRIM 2	138	RONKONKOMA	138
862	PORT JEFF	138	HOLBROOK	138
886	PORT JEFF	138	HOLBROOK	138
31281	QUEENS BRDG	138	VERNON	138
31282	QUEENS BRDG	138	VERNON	138
36312	RAINEY 1	138	VERNON	138
36311	RAINEY 2	138	VERNON	138
26 / BK 7108	RAMAPO	138	SUGARLOAF	69
875	RONKONKOMA	138	HOLBROOK	138
882	RULAND	138	HOLBROOK	138
661	RULAND	138	PILGRIM 1	138
662	RULAND	138	PILGRIM 2	138
15031	SHERMAN CRK	138	E. 179TH ST	138
15032	SHERMAN CRK	138	E. 179TH ST	138
366-2	SHORE RD	138	GLENWOOD N	138
365	SHORE RD	138	GLENWOOD S	138
367	SHORE RD	138	LK SUCCESS E	138
368	SHORE RD	138	LK SUCCESS E	138
861	SHOREHAM	138	BROOKHAVEN	138
885	SHOREHAM	138	HOLBROOK	138
863	SHOREHAM	138	WILDWOOD	138
676	SYOSSET	138	GREENLAWN	138
558	SYOSSET	138	LOCUST GROVE	138
559	SYOSSET	138	LOCUST GROVE	138
38X01	TREMONT 11E	138	PARKCHESTR1	138
38X02	TREMONT 11E	138	PARKCHESTR2	138
BK 11	TREMONT 11E	138	TREMONT 11W	138

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

38X04	TREMONT 12E	138	PARKCHESTR3	138
38X03	TREMONT 12E	138	PARKCHESTR4	138
BK 12	TREMONT 12E	138	TREMONT 12W	138
291	VALLEY STR 1	138	BARRETT 1	138
PAR	VALLEY STR 1	138	VALLEY STR 2	138
292	VALLEY STR 2	138	BARRETT 2	138
262	VALLEY STR 2	138	E. GARDEN CTY	138
31231	VERNON	138	GREENWOOD	138
31232	VERNON	138	GREENWOOD	138
884	WADING RIV	138	HOLBROOK	138
891	WADING RIV	138	SHOREHAM	138
890	WILDWOOD	138	RIVERHEAD	138
29211-2	WILLOWBROOK	138	FRESHKILS AK	138
29212-2	WILLOWBROOK	138	FRESHKILS AK	138
1	ALBANY	115	GREENBUSH	115
2	ALBANY	115	GREENBUSH	115
12	ALCOA	115	DENNISON	115
13	ALCOA	115	N. OGDENSBURG	115
R8105	ALCOA N.	115	ALCOA	115
20	ALTAMONT	115	NEW SCOTLAND	115
157(932)	ANDOVER	115	PALMITER RD	115
700	ASHLEY RD	115	PLATTSBURGH	115
5(972)	AUBURN (STATE ST)	115	ELBRIDGE	115
117	BATAVIA	115	SE. BATAVIA	115
953	BATH	115	BENNETT	115
965	BATH	115	MONTOUR FLS	115
BL104	BECK	115	LOCKPORT	115
932	BENNETT	115	PALMITER	115
18	BETHLEHEM	115	ALBANY	115
6	BLACK RIVER	115	LIGHTHOUSE HILL	115
1	BLACK RIVER	115	TAYLORVILLE	115
2	BLACK RIVER	115	TAYLORVILLE	115
8	BLUE CIRCLE CEMENT	115	PLEASANT VALLEY	115
1	BOONVILLE	115	PORTER	115
2	BOONVILLE	115	PORTER	115
969	BORDER CITY	115	GREENIDGE	115
1	BRAINARDSVILLE	115	KENTS FLS	115
3	BROWNS FALLS	115	TAYLORVILLE	115
4	BROWNS FALLS	115	TAYLORVILLE	115
15	CARR ST	115	DEWITT	115
6	CEDAR	115	WHITEHALL	115
1/11	CEDARS	115	DENNISON	115
2/22	CEDARS	115	DENNISON	115
DW-1	CHADWICK	115	DANSKAMMER	115
DW-2	CHADWICK	115	E. WALDEN	115

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

DW-3	CHADWICK	115	W. BALMVILLE	115
13	CHURCHTOWN	115	PLEASANT VALLEY	115
3	CLAY	115	DEWITT	115
5	CLAY	115	DEWITT	115
14	CLAY	115	GE	115
10	CLAY	115	TEALL AVE	115
11	CLAY	115	TEALL AVE	115
17	CLAY	115	WOODARD	115
15	CLINTON	115	ING-MECOTAP	115
981-1	CODDINGTN RD	115	E. ITHACA	115
3	COFFEEN	115	BLACK RIVER	115
5	COFFEEN	115	LIGHTHOUSE HILL	115
929	COLLIERS	115	RICHFIELD SPRINGS	115
7	COLTON	115	BATTLE HILL	115
1	COLTON	115	BROWNS FALLS	115
2	COLTON	115	BROWNS FALLS	115
3	COLTON	115	MALONE	115
950	COOPERS CRNS	115	FERNDALE	115
957	COOPERS CRNS	115	W. WOODBOURNE	115
1(947)	CORTLAND	115	ETNA	115
991/995	CROTON FLS	115	AMAWALK	115
994/990	CROTON FLS	115	SYLVAN LK	115
991/992	CROTON FLS	115	WOOD ST	115
13	CURTIS ST.	115	TEALL AVE	115
AC	DANSKAMMER	115	N. CHELSEA	115
DC	DANSKAMMER	115	N. CHELSEA	115
DR	DANSKAMMER	115	REYNOLDS HL	115
DB	DANSKAMMER	115	W. BALMVILLE	115
903	DAVIS RD	115	GARDENVILLE	115
927	DAVIS RD	115	STOLLE RD	115
951-1	DELHI	115	DELHI TAP	115
949	DELHI	115	JENNISON	115
919	DELHI	115	OAKDALE	115
951-2	DELHI TAP	115	COLLIERS	115
4	DENNISON	115	COLTON	115
5	DENNISON	115	COLTON	115
19	DEWITT	115	TILDEN	115
160	DUNKIRK	115	FALCONER	115
161	DUNKIRK	115	FALCONER	115
162	DUNKIRK	115	FALCONER	115
J	E. WALDEN	115	ROCK TAVERN	115
981-2	E. ITHACA	115	ETNA	115
LR-2	E. KINGSTON	115	RHINEBECK	115
946	E. NORWICH	115	JENNISON	115
956	E. SAYRE	115	N. WAVERLY	115

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

PX-1	E. WALDEN	115	MODENA	115
D	E. WALDEN	115	ROCK TAVERN	115
18	ELBRIDGE	115	GERES LOCK	115
19	ELBRIDGE	115	GERES LOCK	115
3	ELBRIDGE	115	GERES LOCK	115
4	ELBRIDGE	115	WOODWARD	115
926	ERIE ST	115	STOLLE RD	115
945-2	ETNA	115	WILLET	115
153	FALCONER	115	HOMER HILL	115
154	FALCONER	115	HOMER HILL	115
171	FALCONER	115	WARREN	115
959	FERNDALE	115	W. WOODBOURNE	115
2	FEURA BUSH	115	N. CATSKILL	115
HF	FISHKILL PLN	115	E. FISHKIL CH	115
A/990	FISHKILL PLN	115	SYLVAN LK	115
3	FITZPATRICK	115	LIGHTHOUSE HILL	115
951-T	FRASER	115	DELHI TAP	115
4	FULTON	115	CLAY	115
141	GARDENVILLE	115	DUNKIRK	115
142	GARDENVILLE	115	DUNKIRK	115
54(921)	GARDENVILLE	115	ERIE ST	115
151	GARDENVILLE	115	HOMER HILL	115
152	GARDENVILLE	115	HOMER HILL	115
925	GARDENVILLE	115	STOLLE RD	115
8	GE	115	GERES LOCK	115
15(979)	GENEVA(BORDER CITY)	115	ELBRIDGE	115
16	GERES LOCK	115	TILDEN	115
908	GINNA	115	PANNELL RD	115
912	GINNA	115	PANNELL RD	115
911-1	GINNA	115	STA 204A	115
913	GINNA	115	STATION 42	115
15	GREENBUSH	115	HUDSON	115
13	GREENBUSH	115	SCHODACK	115
967	GREENIDGE	115	MONTOUR FLS	115
970	GREENIDGE	115	MONTOUR FLS	115
908	HARRISON RAD	115	HINMAN	115
960/958	HICKLING	115	HILLSIDE	115
962-1	HILLSIDE	115	N. WAVERLY	115
157	HOMER HILL	115	ANDOVER	115
6	HOOSICK	115	BENNINGTON	115
12	HUDSON	115	PLEASANT VALLEY	115
36	HUNTLEY	115	GARDENVILLE	115
39	HUNTLEY	115	GARDENVILLE	115
36	HUNTLEY	115	LOCKPORT	115
37	HUNTLEY	115	LOCKPORT	115

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

HP	HURLEY AVE	115	LINCOLN PARK	115
OR-1	HURLEY AVE	115	OHIOVILLE	115
2	INDECK	115	LIGHTHOUSE HILL	115
15	INGHAMS	115	MECO	115
7(942)	INGHAMS	115	RICHFIELD SPRINGS	115
9	INGHAMS	115	STONER	115
PAR 2	INGHAMS CD	115	INGHAMS ED	115
R81	INGHAMS CD	115	INGHAMS ED	115
954	JENNISON	115	HANCOCK	115
1-KS	KENTS FLS	115	SARANAC	115
MC	KNAPPS CRN	115	MANCHESTER A	115
952	LAUREL LK	115	GOUDEY	115
7	LIGHTHOUSE HILL	115	CLAY	115
LR-1	LINCOLN PARK	115	E. KINGSTON	115
107	LOCKPORT	115	BATAVIA	115
108	LOCKPORT	115	BATAVIA	115
112	LOCKPORT	115	BATAVIA	115
100	LOCKPORT	115	HINMAN	115
111	LOCKPORT	115	MORTIMER	115
113	LOCKPORT	115	MORTIMER	115
114	LOCKPORT	115	MORTIMER	115
6	MCINTYRE	115	BATTLE HILL	115
10	MECO	115	ROTTERDAM	115
10	MILAN	115	PLEASANT VALLEY	115
MR	MILAN	115	RHINEBECK	115
PX-2	MODENA	115	OHIOVILLE	115
963-2	MONTOUR FLS	115	RIDGE RD	115
978-2	MONTOUR FLS	115	RIDGE RD	115
1	MORTIMER	115	ELBRIDGE	115
2	MORTIMER	115	ELBRIDGE	115
110	MORTIMER	115	GOLAH	115
24	MORTIMER	115	PANNELL RD	115
25	MORTIMER	115	PENNELL RD	115
904	MORTIMER	115	ROCHESTER(STA 80)	115
901	MORTIMER	115	STA 33	115
7X8272	MORTIMER	115	STA 82	115
MAL4	MOSES	115	ALCOA N.	115
MAL6	MOSES	115	ALCOA N.	115
MAL5	MOSES	115	ALCOA S.	115
103	MOUNTAIN	115	LOCKPORT	115
120	MOUNTAIN	115	NIAGARA	115
5	N. TROY	115	HOOSICK	115
T7	N. CATSKILL	115	MILAN	115
NF	N. CHELSEA	115	FISHKILL PLN	115
9	N. OGDENSBURG	115	MCINTYRE	115

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

16	N. TROY	115	REYNOLDS RD	115
14	N. TROY	115	WYNANTSKILL	115
8	NEW SCOTLAND	115	ALBANY	115
4	NEW SCOTLAND	115	BETHLEHEM	115
3	NEW SCOTLAND	115	FEURA BUSH	115
9	NEW SCOTLAND	115	FEURA BUSH	115
7	NEW SCOTLAND	115	LONG LANE	115
180	NIAGARA	115	GARDENVILLE	115
101	NIAGARA	115	LOCKPORT	115
102	NIAGARA	115	LOCKPORT	115
191	NIAGARA	115	PACKARD	115
192	NIAGARA	115	PACKARD	115
193	NIAGARA	115	PACKARD	115
194	NIAGARA	115	PACKARD	115
195	NIAGARA	115	PACKARD	115
4	NINE MILE PT 1	115	FITZPATRICK	115
702	NORTHEND	115	ASHLEY RD	115
OR-2	OHIOVILLE	115	REYNOLDS HL	115
3	ONEIDA	115	CORTLAND	115
7	ONEIDA	115	PORTER	115
6	ONEIDA	115	YAHNUNDASIS	115
3	OSWEGO	115	S. OSWEGO	115
5	OSWEGO	115	S. OSWEGO	115
8	OSWEGO	115	S. OSWEGO	115
181(922)	PACKARD	115	ERIE ST.	115
182	PACKARD	115	GARDENVILLE	115
130	PACKARD	115	HUNTLEY	115
129	PACKARD	115	WALCK RD	115
4(977)	PANNELL RD	115	GENEVA (BORDER CITY)	115
PS1	PLATTSBURGH	115	SARANAC	115
C/A	PLEASANT VLY	115	FISHKILL PLN	115
X-1	PLEASANT VLY	115	INWOOD	115
M	PLEASANT VLY	115	MANCHESTER A	115
4	PORTER	115	VALLEY	115
5	PORTER	115	WATKINS RD	115
930	QUAKER RD	115	MACEDON	115
914	QUAKER RD	115	PANNELL RD	115
13(980)	QUAKER RD	115	SLEIGHT RD	115
6	QUEENSBURY	115	CEDAR	115
X-2	REYNOLDS HL	115	INWOOD	115
9	REYNOLDS RD	115	GREENBUSH	115
978-1	RIDGE RD	115	HILLSIDE	115
SL	ROCK TAVERN	115	SUGARLOAF	115
17	ROTTERDAM	115	ALTAMONT	115
13	ROTTERDAM	115	NEW SCOTLAND	115

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

19	ROTTERDAM	115	NEW SCOTLAND	115
1	ROTTERDAM	115	SPIER	115
2	ROTTERDAM	115	SPIER	115
7	S. OSWEGO	115	FULTON	115
10	S. OSWEGO	115	CURTIS ST.	115
9	S. OSWEGO	115	GERES LOCK	115
6	S. OSWEGO	115	INDECK	115
1	S. OSWEGO	115	NINE MILE PT 1	115
961	S. OWEGO	115	GOUDEY	115
962-2	S. OWEGO	115	N. WAVERLY	115
933	S. PERRY	115	MEYER	115
REA BYPASS	SANDBAR	115	SANDBAR OMS	115
SERIES REA	SANDBAR	115	SANDBAR OMS	115
14	SCHODACK	115	CHURCHTOWN	115
119	SE. BATAVIA	115	GOLAH	115
EF	SHENANDOAH	115	E. FISHKIL CH	115
3(971)	SLEIGHT RD	115	AUBURN (STATE ST)	115
906	STA 162	115	STA 82	115
911-2	STA 204A	115	STA 42	115
922	STA 67	115	STA 80	115
903	STA 67	115	STA 82	115
23	STA 82	115	QUAKER RD	115
902	STA 82	115	STA 33	34
905	STA 82	115	STA 80	115
12	STONER	115	ROTTERDAM	115
BK 6108	SUGARLOAF	115	SUGARLOAF	69
5	TAYLORVILLE	115	BOONVILLE	115
6	TAYLORVILLE	115	BOONVILLE	115
4	TEALL AVE	115	DEWITT	115
2	TEALL AVE	115	ONEIDA	115
5	TEALL AVE	115	ONEIDA	115
18	TILDEN	115	CORTLAND	115
3	VALLEY	115	INGHAMS	115
133	WALCK RD	115	HUNTLEY	115
2	WATKINS RD	115	INGHAMS	115
7	WHITEHALL	115	BLISSVILLE	115
13	WHITEHALL	115	MOHICAN	115
945-1	WILLET	115	E. NORWICH	115
1	WILLIS	115	BRAINARDSVILLE	115
1(910)	WILLIS	115	MALONE	115
996	WOOD ST	115	AMAWALK	115
13	WYNANTSKILL	115	REYNOLDS RD	115
3	YAHNUNDASIS	115	PORTER	115
WH1-1	HONK FLS	69	NEVERSINK B	69
WH2	HONK FLS	69	W. WOODBOURNE	69

Appendix A-2:  Listing of Transmission Facilities Requiring ISO Notification

CIRCUIT ID	FROM	KV	TO	KV

WH1-2	NEVERSINK A	69	NEVERSINK B	69
WH1-3	NEVERSINK B	69	W. WOODBOURNE	69
690	SMITHFIELD	69	FALLS VILLGE	69
R1	DUNWOODIE	345
SR #1 REAC	E. GARDEN CTY	345
SR #2 REAC	E. GARDEN CTY	345
R25	GOETHALS	345
R26	GOETHALS	345
REA #1	GOETHALS S.	345
R18	GOWANUS	345
R6	GOWANUS	345
CAP #1	LEEDS	345
CAP #2	LEEDS	345
SVC	LEEDS	345
CAP #1	NEW SCOTLAND	345
CAP #2	NEW SCOTLAND	345
CAP #3	NEW SCOTLAND	345
RSR61	POLETTI	345
RSR62	POLETTI	345
R1	SHORE RD	345
2N1 REACT	SPRAINBROOK	345
2N2 REACT	SPRAINBROOK	345
4S1 REACT	SPRAINBROOK	345
4S2 REACT	SPRAINBROOK	345
5S1 REACT	SPRAINBROOK	345
5S2 REACT	SPRAINBROOK	345
R49 S. REACT	SPRAINBROOK	345
S6A REACT	SPRAINBROOK	345